SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

CLAIRE’S STORES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

CLAIRE’S STORES, INC.
3 S.W. 129th Avenue
Pembroke Pines, Florida 33027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 24, 2003

To our shareholders:

     You are cordially invited to attend the 2003 annual meeting of the shareholders of Claire’s Stores, Inc. which will be held at The St. Regis Fontainebleau Room, Two East 55th Street at Fifth Avenue, New York, New York 10022 on June 24, 2003, at 9:30 a.m., New York City time. At the meeting, shareholders will vote on the following matters:

1.	The election of nine directors, each to serve for a one-year term;

2.	To approve an amended and restated version of our 1996 Stock Option Plan;

3.	To vote on a shareholder proposal regarding our business operations in Northern Ireland; and

4.	To transact such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting.

     If you own shares of our common stock as of the close of business on May 23, 2003, you can vote those shares by proxy or at the meeting.

By order of the Board of Directors,

/s/ Marla L. Schaefer

MARLA L. SCHAEFER Vice Chairman of the Board and Secretary

May 30, 2003

YOUR VOTE IS IMPORTANT

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

ABOUT THE MEETING
What is the purpose of the annual meeting?
Who is entitled to notice of, and to vote at the meeting?
Who can attend the meeting?
What constitutes a quorum?
How do I vote?
Can I vote by telephone or electronically?
Can I change my vote after I return my proxy card(s)?
What are the board’s recommendations?
What vote is required to approve each item?
What is the effect of “broker non-votes”?
Who pays for the preparation of the proxy?
Can I see a list of the shareholders entitled to vote?
What should I have received to enable me to vote?
SECURITY OWNERSHIP
PROPOSAL 1 — ELECTION OF DIRECTORS
MANAGEMENT
Committees of the Board of Directors
Corporate Governance
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Stock Option Grants
Option Exercises and Year-End Values
Compensation of Directors
Employment Agreement with our Chairman
Employee Benefit Plans
REPORT ON EXECUTIVE COMPENSATION
PROPOSAL 2 — ADOPTION OF AMENDMENT AND RESTATEMENT TO OUR 1996 STOCK OPTION PLAN
Background and Purpose
Summary of Proposed Plan Changes
Reasons for Changes to the 1996 Plan
Summary of our 1996 Stock Option Plan, as Amended
Benefits under the 1996 Plan
PROPOSAL 3 — SHAREHOLDER PROPOSAL REGARDING OUR OPERATIONS IN NORTHERN IRELAND
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CORPORATE PERFORMANCE GRAPH
RELATIONSHIP WITH OUR INDEPENDENT AUDITORS
FEES PAID TO OUR INDEPENDENT AUDITORS
MISCELLANEOUS
Annual Report on Form 10-K
Section 16(a) Beneficial Ownership Reporting Compliance
INFORMATION CONCERNING SHAREHOLDER PROPOSALS
OTHER MATTERS

CLAIRE’S STORES, INC.
3 S.W. 129th Avenue
Pembroke Pines, Florida 33027
___________________________________

PROXY STATEMENT

___________________________________

     Our board of directors is soliciting proxies from the holders of our common stock to be voted at our 2003 annual meeting of shareholders to be held on June 24, 2003, beginning at 9:30 a.m. New York City time, at The St. Regis Fontainebleau Room, Two East 55th Street, at Fifth Avenue, New York, New York, and at any adjournments or postponements thereof.

     We are first mailing this proxy statement and the enclosed form of proxy or proxies, as the case may be, on or about May 30, 2003. We are sending this proxy statement in connection with the proxy solicitation. You should review the information provided herein in conjunction with our 2003 annual report, which accompanies this proxy statement. Our principal executive office is located at 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027 and our telephone number is (954) 433-3900.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of nine directors, the amendment and restatement of our 1996 Stock Option Plan and the shareholder proposal regarding our Northern Ireland operations.

Who is entitled to notice of, and to vote at the meeting?

     Only shareholders of record at the close of business on the record date, May 23, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock and Class A common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon and each outstanding share of Class A common stock entitles its holder to cast ten votes on each matter to be voted upon.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate combined voting power of the shares of common stock (one vote per share) and Class A common stock (ten votes per share) outstanding as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 46,186,061 shares of our common stock were outstanding and 2,688,876 shares of our Class A common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting but will not be counted as votes cast “for” or “against” any given matter.

     If less than a majority of the aggregate combined voting power of the outstanding shares of common stock and Class A common stock entitled to vote are represented at the meeting, a majority of the votes present, either in person or by proxy, at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

     If you complete and properly sign the accompanying proxy card(s), and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card(s) in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I vote by telephone or electronically?

     If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

     The deadline for voting by telephone or electronically is 11:59 p.m. on June 23, 2003.

Can I change my vote after I return my proxy card(s)?

     Yes. Even after you have submitted your proxy card(s), you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card(s) bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or proxies, as the case may be.

What are the board’s recommendations?

     Unless you give other instructions on your proxy card(s), the persons named as proxy holders on the proxy card(s) will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•	for the election of the nominated slate of directors. See “Proposal 1 — Election of Directors.”

•	for the amendment and restatement of our 1996 Stock Option Plan. See “Proposal 2 — Adoption of Amendment and Restatement to our 1996 Stock Option Plan.”

•	against the shareholder proposal regarding our operations in Northern Ireland. See “Proposal 3 — Shareholder Proposal Regarding Our Operations In Northern Ireland.”

     The board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate nominees for director. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

     Amendment and Restatement of our 1996 Stock Option Plan. The affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required to approve the amendment and restatement of our 1996 Stock Option Plan. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Shareholder Proposal regarding our Northern Ireland Operations. The affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required to approve the shareholder proposal regarding our Northern Ireland operations. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Other Items. In the event other items are properly brought before the shareholders at the meeting, the affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, will be required for approval.

What is the effect of “broker non-votes”?

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of both classes of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

Can I see a list of the shareholders entitled to vote?

     Any shareholder of record as of the record date may look at the complete list of the shareholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 350 Fifth Avenue, New York, New York 10118 for a period of ten days prior to the meeting and at the meeting itself.

What should I have received to enable me to vote?

     Your package from us should contain this proxy statement, the accompanying notice of annual meeting, a common stock proxy card and/or a Class A common stock proxy card, as applicable, and our 2003 annual report to shareholders. This package is being mailed on or about May 30, 2003.

SECURITY OWNERSHIP

     The following table shows the number of shares of common stock and Class A common stock beneficially owned as of May 21, 2003 by the following individuals or groups:

•	each person who we know beneficially owns more than 5% of either class of our common stock;

•	each director;

•	each nominee for director;

•	each executive officer named in the Summary Compensation Table; and

•	all of our directors and executive officers as a group.

     The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the shareholders for their approval, except for such separate class votes as are required by law.

     Unless otherwise indicated, the address for each named person is c/o Claire’s Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027 and each named person has sole voting and investment power over the shares shown below.

     The number of shares beneficially owned by each individual or group is based upon information in documents filed by such person with the Securities and Exchange Commission, other publicly available information or information available to us. Percentage ownership in the following table is based on 46,186,061 shares of common stock and 2,688,876 shares of Class A common stock outstanding as of May 21, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options that are presently exercisable or exercisable within 60 days of May 21, 2003 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

	Shares of		Shares of Class A
	Common Stock	Percent of	Common Stock	Percent of	Combined Percent of
Name and Address	Beneficially Owned	Class	Beneficially Owned	Class	Voting Securities

Rowland Schaefer(1)	4,408,698 (2)	9.5%	1,780,408 (3)	66.2%	30.3%
Kayne Anderson Rudnick	3,902,960	6.3	—	—	4.0
Investment Management, LLC (4)
1800 Avenue of the Stars,
Second Floor
Los Angeles, California 90067
Neuberger Berman, Inc.	2,405,711	5.2	—	—	3.3
Neuberger Berman, LLC. (5)
605 Third Ave
New York, NY, 10158
FMR Corp.(6)	2,899,000	6.3	—	—	4.0
82 Devonshire Street
Boston, Massachusetts 02109
Ira D. Kaplan(1)	105,065 (7)	*	—	—	*

	Shares of			Shares of Class A
	Common Stock		Percent of	Common Stock		Percent of	Combined Percent of
Name and Address	Beneficially Owned		Class	Beneficially Owned		Class	Voting Securities

Bruce G. Miller(8)	129,500		*	—		—	*
220 South Orange Avenue
Livingston, New Jersey 07039
Irwin L. Kellner, Ph.D.(9)	500		*	—		—	*
c/o Hofstra University
Hempstead, New York 11549
Steven H. Tishman(8)	1,000		*	—		—	*
c/o Rothschild Inc.
1251 Avenue of the Americas,
51st Floor
New York, New York 10020
E. Bonnie Schaefer(1)	6,250	(10)(11)	*	—	(11)	—	*
Marla L. Schaefer(1)	59,687	(11)(12)	*	6,690	(11)	*	*
Northern Trust Bank of Florida, NA	660,708	(13)	1.4	375,889	(13)	14.0	6.0
c/o Northern Trust Bank of
Florida, NA
700 Brickell Key Drive
Miami, Florida 33131
Todd D. Jick(8)	—		—	—		—	—
c/o The Center for Executive
Development
420 Boylston Street
Suite 40B
Boston, Massachusetts 02116
Ann Spector Lieff(14)	—		—	—		—	—
P.O. Box 430330
Miami, Florida 33243
Carl M. Youngman(14)	—		—	—		—	—
28 State Street
37th Floor
Boston, Massachusetts 02109
All directors and current	4,710,700	(15)	0.2	1,787,098		66.5	30.7
executive officers as a group
(8 persons)

*	Less than 1% of the shares outstanding of such class.

(1)	The named individual is a director, a nominee for director and an executive officer of Claire’s.

(2)	Includes (i) 1,699 shares held by Schaefer Family Holdings, Inc., a corporation whose controlling shareholder is Mr. Schaefer, (ii) 1,835,481 shares held by RS Family Limited Partnership, a limited partnership whose sole general partner is a corporation currently controlled by Mr. Schaefer, (iii) 1,588,655 shares held by RS Family Limited Partnership No. 2, a limited partnership whose sole general partner is a corporation currently controlled by Mr. Schaefer, (iv) 608,737 shares held by The Rowland Schaefer Trust

U/A Dtd 03/05/99, which is revocable by Mr. Schaefer and of which he is the settlor, principal beneficiary and sole trustee and (v) 154,126 shares held by The Rowland Schaefer Trust U/A Dtd 02/02/01. Also includes 220,000 shares subject to currently exercisable options. Does not include shares of common stock held in a trust for the benefit of his children, including Bonnie and Marla Schaefer, referred to in footnote 13 because Mr. Schaefer disclaims beneficial ownership of these shares.

(3)	Includes 1,780,408 shares held by The Rowland Schaefer Trust U/A Dtd 03/05/99. Does not include shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer referred to in footnote 13 because Mr. Schaefer disclaims beneficial ownership of these shares.

(4)	Based upon Amendment No. 1 to Schedule 13G dated February 13, 2002 filed with the SEC by Kayne Anderson Rudnick Investment Management, LLC. The Schedule 13G indicates that at December 31, 2001, 2,901,960 shares of our common stock were owned by accounts managed by Kayne Anderson Rudnick Investment Management, in its capacity as an investment adviser. Kayne Anderson Rudnick Investment Management disclaims beneficial ownership of these shares.

(5)	Based on a Schedule 13G dated February 12, 2002 filed with the SEC jointly by Neuberger Berman, Inc and Neuberger Berman, LLC. The Schedule 13G indicates that at December 31, 2001, 2,405,711 shares of our common stock were beneficially owned by many unrelated clients to which Neuberger Berman, LLC acted as an investment adviser. Neuberger Berman, Inc. owns 100% of Neuberger Berman, LLC.

(6)	Based upon Amendment No. 4 to Schedule 13G dated February 14, 2002 filed with the SEC jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. Mr. Johnson is chairman and Ms. Johnson is a director of FMR Corp. and may be deemed to be members of a controlling group with respect to FMR Corp. The Amendment to Schedule 13G indicates that at December 31, 2001, (i) Fidelity Management and Research Company, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 2,845,100 shares of our common stock in its capacity as an investment adviser to various registered investment companies (the power to vote such shares resides solely with the boards of trustees of those investment companies, while the power to dispose of such shares resides with each of Mr. Johnson and FMR Corp.), and (ii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 53,900 shares of our common stock (the power to vote or dispose of such shares resides with each of Mr. Johnson and FMR. Corp.).

(7)	All shares are issuable upon the exercise of currently exercisable stock options and options exercisable within 60 days.

(8)	The named individual is a director and a nominee for director.

(9)	The named individual will not stand for re-election at the 2003 annual meeting of shareholders.

(10)	All shares subject to currently exercisable stock options and options exercisable within 60 days.

(11)	Does not include shares held under the trust referred to in footnote (13) because Bonnie Schaefer and Marla Schaefer have no present voting or investment power.

(12)	Includes 56,250 shares subject to currently exercisable stock options and options exercisable within 60 days.

(13)	Represents shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer’s children, including Bonnie Schaefer and Marla Schaefer, for which Northern Trust Bank of Florida, NA is the trustee and as to which shares it disclaims beneficial ownership.

(14)	The named individual is a nominee for director.

(15)	Includes an aggregate of 387,565 shares issuable upon the exercise of stock options currently exercisable and exercisable within 60 days.

PROPOSAL 1 — ELECTION OF DIRECTORS

     Our articles of incorporation and bylaws provide that the number of directors of the Company will be at least three, but no more than nine, unless changed by amendment to the articles of incorporation and bylaws. The nine persons set forth below are proposed to be elected as directors at the annual meeting. If elected, each of these directors will hold office until the next annual meeting of shareholders in the year 2004 or until his or her successor is duly elected and qualified. If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board.

     If our shareholders elect the director nominees recommended by the board at this annual meeting, a majority of our board will consist of independent directors as defined under the rules of the New York Stock Exchange.

     For additional information regarding the nominees for director who also serve as our executive officers, see “Management.”

		Present Position
		with the Company,
		Principal
		Occupation and	Director of the
Name	Age	Business Experience	Company Since

Rowland Schaefer (1)	86	President, Chief Executive Officer and Chairman of the Board of Directors of Claire’s	1961
Marla L. Schaefer (2)	53	Vice Chairman of the Board of Directors of Claire’s since March 1998; Senior Vice President of Claire’s Boutiques since April 1998; Vice President of Fashion Merchandising of Claire’s Boutiques from April 1990 until April 1998; Secretary since April 2002; Acting Co-Chairman and Co-Chief Executive Officer since November 2002	1990
E. Bonnie Schaefer (2)	50	Vice Chairman of the Board of Directors of Claire’s since January 1999; Vice President — Real Estate of Claire’s Boutiques since 1994; Acting Co-Chairman and Co-Chief Executive Officer since November 2002	1998
Ira D. Kaplan	44	Senior Vice President and Chief Financial Officer of Claire’s	1999
Bruce G. Miller	61	Director of Claire’s; Managing Director, Financial Institutions Group, of Ryan, Beck, Inc. since July 1992	1983
Steven H. Tishman	46	Director of Claire’s; Managing Director of Rothschild Inc. since October 2002; Managing Director of Robertson Stephens, Inc. from November 1999 until July 2002; Senior Managing Director of Bear, Stearns & Co. Inc. from July 1993 until November 1999; Director of Nautica Enterprises, Inc. and Cedar Fair, L.P.	1998
Todd D. Jick	53	Director of Claire’s; five years experience in the field of Organizational Behavior and Human Resource Management as academic and consultant; Managing Partner of the Center for Executive Development since 1994; Director on the advisory board of Standard Electric since 2000; Professor at the Harvard Business School for 10 years, Visiting Professor, Organizational Behavior-Human Resource Management at INSEAD and at London business school; taught at Columbia University Graduate School of Business and York University in Toronto	2002

		Present Position
		with the Company,
		Principal
		Occupation and	Director of the
Name	Age	Business Experience	Company Since

Ann Spector Lieff	51
Founder and President of The Lieff Company since 1998, a consulting group, specializing in CEO mentoring, leadership development, corporate strategies to assist and expand organizations in the management of their business practices, and advisory services to corporate boards; Chief Executive Officer of SPEC’s Music from 1980 until 1998; Director of Herzfeld Caribbean Basin Fund, Hastings Entertainment, Inc. and Mayor’s Jewelers Inc.
			Director nominee
Carl M. Youngman	61
Chairman of Omni Facility Services, Inc. since 2001, a company specializing in maintenance services; Chairman of Uniscribe Professional Services, Inc. since 2002, a company which provides out-services to legal and industrial firms; Managing Director of Triumph Capital Group, Inc., a venture capital firm, since 2000; Senior Partner of Youngman and Charm since 1972, a company which provides directorship services and helps management resolve operational and financial issues; Director of Lightport, Inc.; and Director of Cuisine Solutions, Inc. from 1995 until 2000, Treasurer from 1996 until 2000 and Chief Financial Officer from 1996 until 1997
			Director nominee

(1)	Mr. Schaefer is currently on a medical leave of absence.

(2)	Each is the daughter of Mr. Rowland Schaefer, our President, Chief Executive Officer and Chairman of the Board.

     Vote Required. The election of directors will be decided by a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

     The board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominee(s) and for such other person(s) as may be designated by the board of directors, unless directed by a proxy to do otherwise.

     The board recommends that shareholders vote “for” each of the nominees for director set forth above.

MANAGEMENT

     The following table sets forth the names, ages, positions and backgrounds of our current executive officers. Each of these executive officers serves until the election and qualification of such individual’s successor or until his or her death, resignation or removal by the board of directors.

Name	Age	Position

Rowland Schaefer	86	Chairman of the Board, President and Chief Executive Officer
Marla L. Schaefer	53	Acting Co-Chairman and Co-Chief Executive Officer, Vice Chairman of the Board and Secretary
E. Bonnie Schaefer	50	Acting Co-Chairman and Co-Chief Executive Officer and Vice Chairman of the Board
Ira D. Kaplan	44	Senior Vice President and Chief Financial Officer

     Rowland Schaefer has been our Chairman of the Board, President and Chief Executive Officer since our inception in 1961. In November 2002, Mr. Schaefer took a medical leave of absence from his responsibilities which is currently still in effect. Mr. Schaefer is the father of Marla L. Schaefer and E. Bonnie Schaefer.

     Marla L. Schaefer has been Vice Chairman of our Board since March 1998 and our Secretary since April 2002. In November 2002, upon Mr. Rowland Schaefer’s medical leave of absence, Ms. Schaefer, together with E. Bonnie Schaefer, assumed the responsibilities of Mr. Schaefer by becoming Acting Co-Chairman and Co-Chief Executive Officer. Ms. Schaefer is the daughter of Rowland Schaefer and the sister of E. Bonnie Schaefer.

     E. Bonnie Schaefer has been Vice Chairman of our Board since January 1999. In November 2002, upon Mr. Rowland Schaefer’s medical leave of absence, Ms. Schaefer, together with Marla Schaefer, assumed the responsibilities of Mr. Schaefer by becoming Acting Co-Chairman and Co-Chief Executive Officer. Ms. Schaefer is the daughter of Rowland Schaefer and the sister of Marla L. Schaefer.

     Ira D. Kaplan has been our Chief Financial Officer since September 1990 and our Senior Vice President since April 1997.

     Our business is managed under the direction of the board. The board meets during our fiscal year to review significant developments affecting us and to act on matters requiring board approval. The board held nine formal meetings during the fiscal year ended February 1, 2003, which we refer to as fiscal 2003. Each of our directors attended at least 75% of the aggregate of (i) the number of the meetings of the board of directors which were held during the period that such person served on the board of directors, and (ii) the number of meetings of all committees on which that person served which were held during the period that such person served on such committee.

Committees of the Board of Directors

     We currently have three standing committees: the audit committee, the stock option and special compensation committee and the corporate governance and nominating committee.

     Our audit committee currently consists of Dr. Kellner and Messrs. Miller and Tishman. The members of the audit committee are, and will continue to be, independent as defined by the listing standards of the New York Stock Exchange. The committee operates under a written charter, which is attached hereto as Appendix A. The audit committee represents the board in its relations with our independent public accountants and oversees the financial reporting and disclosures prepared by our management. The audit committee’s functions include meeting with our management and our independent public accountants, reviewing and discussing our audited and unaudited financial statements with our management, recommending to the board of directors the engagement of our independent auditors, reviewing with such auditors the plan and results of their audit of our financial statements, determining the independence of such auditors and discussing with management and the independent auditors the quality and adequacy of our internal controls. During fiscal 2003, the audit committee held eight formal meetings.

     For more information regarding the functions of the audit committee and its activities during fiscal 2003, see the “Report of the Audit Committee” below.

     Our stock option and special compensation committee currently consists of Dr. Kellner and Messrs. Miller and Tishman. The stock option and special compensation committee is responsible for administering our 1996 Stock Option Plan and 2000 Incentive Compensation Plan for our Chairman. During fiscal 2003, our stock option and special compensation committee met as a separate committee to determine the terms of our Chairman’s employment agreement. Also during fiscal 2003, our independent board members, consisting of Dr. Kellner and Messrs. Jick, Miller and Tishman, met separately as a committee for the purpose of determining the bonuses for our management directors for fiscal 2003. See “Report on Executive Compensation” below. If our shareholders elect the director nominees recommended by our board at this annual meeting, the board intends to appoint a compensation committee consisting entirely of independent directors, as defined under the rules of the New York Stock Exchange, to perform substantially the same functions as the stock option and special compensation committee and independent board members performed in fiscal 2003, as well as other functions identified in the charter of the compensation committee. During fiscal 2003, the stock option and special compensation committee and the independent members of our board acting as a special compensation committee held four formal meetings.

     In March 2003, we formed a corporate governance and nominating committee which consists of Messrs. Jick, Miller and Tishman, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The purpose of the corporate governance and nominating committee include:

•	identifying individuals qualified to become board members and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of shareholders;

•	developing and recommending to our board of directors a set of corporate governance principles applicable to us and our business; and

•	advising our board of directors regarding the composition of committees of the board of directors and, as applicable, overseeing management continuity planning processes.

     The corporate governance and nominating committee exercises such responsibilities as may be charged to it by our board of directors from time to time and will consider, subject to securities laws, New York Stock Exchange rules and our charter documents, as each may be amended from time to time, recommendations for directors submitted by our shareholders. Any such recommendations should be sent to our corporate governance and nominating committee, attention chairman, at c/o Claire’s Stores, Inc. 3 S.W. 129th Avenue Pembroke Pines, Florida 33027.

Corporate Governance

     Our commitment to strong principles and the highest ethical standards is critical to our goal of driving sustained shareholder value. To that end, during the past fiscal year, our board and management have reviewed our corporate governance policies and practices against those suggested by various groups or authorities active in corporate governance and practices of other companies, as well as the requirements of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission and the New York Stock Exchange.

     Based on this review, we have taken several steps to voluntarily implement many of the proposed new rules, policies and listing standards. In particular, we have:

•	created a new corporate governance and nominating committee;

•	adopted an amended and restated charter for the audit committee;

•	adopted a Code of Ethics for our Chief Executive Officer, Acting Co-Chief Executive Officers and Senior Financial Officers;

•	added one independent director, and including the two new directors our board is recommending to our shareholders, recommended a slate of directors comprised of a majority of independent directors; and

•	granted our committees the authority to retain independent advisors and consultants whenever they deem such action to be in our best interest.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee consists of three members, each of whom is “independent” as that term is defined in the New York Stock Exchange’s listing standards.

     The Sarbanes-Oxley Act of 2002 requires that all services provided to us by KPMG LLP, our independent auditors, be subject to pre-approval by the audit committee. The audit committee has established policies and procedures contemplated by these rules.

     The purpose of audit committee is to assist our board in its oversight of:

•	the integrity of our financial statements;

•	the adequacy of our system of internal controls;

•	the qualifications and independence of our independent auditors; and

•	the performance of our independent auditors and of our internal audit function.

     In carrying out these responsibilities, the audit committee, among other things:

•	monitors preparation of quarterly and annual financial reports by our management;

•	supervises the relationship between us and our independent auditors, including making decisions with respect to their appointment or removal, reviewing the scope of their audit services, approving audit and non-audit services, and confirming the independence of the independent auditors; and

•	overseeing management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of our internal auditing program.

     In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2003 with management including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2003 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended. In addition, the audit committee has received the written disclosures from the independent auditors required by Independence Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent auditors their independence from our management and from us. As part of this review, the audit committee considered whether the non-audit services provided to us by KPMG during fiscal 2003 were compatible with maintaining their independence. Upon its review, the audit committee has satisfied itself as to KPMG’s independence.

     In addition, the audit committee reviewed initiatives and programs aimed at strengthening the effectiveness of our internal control structure. As part of this process, the audit committee continued to monitor the scope and adequacy of our internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

     The members of the audit committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audits of the financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the auditors are in fact “independent.”

     Based on the review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2003 filed with the Securities and Exchange Commission and in the fiscal 2003 annual report to our shareholders. The undersigned members of the audit committee have submitted this report to us.

Members of the Audit Committee

Bruce G. Miller, Chairman
Irwin L. Kellner, Ph.D.
Steven H. Tishman

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation awarded to, earned by or paid to our chief executive officer and four of our other most highly compensated executive officers who served in such capacities during fiscal 2003, collectively referred to below as the “named executive officers,” for services rendered to us during each of the past three fiscal years.

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation

Awards

Restricted
						Stock	Securities
					Other Annual	Award(s)	Underlying Options	All Other
Name and Principal Position	Fiscal Year	Salary($)	Bonus ($)		Compensation($)(1)	($)	(#)	Compensation ($)(2)

Rowland Schaefer Chairman of the Board, President and Chief Executive Officer of Claire’s	2003 2002 2001	1,300,000 1,000,000 1,000,000	4,220,000 0 500,000	(3)	0 0 0	0 0 0	0 25,000 300,000	0 0 0

Marla L. Schaefer Vice Chairman of the Board of Directors, Acting Co-Chairman and Co-Chief Executive Officer of Claire’s	2003 2002 2001	359,615 330,000 327,115	400,000 175,000 125,000		0 0 0	0 0 0	0 0 0	21,753 22,746 12,719

E. Bonnie Schaefer Vice Chairman of the Board of Directors, Acting Co-Chairman and Co-Chief Executive Officer of Claire’s	2003 2002 2001	316,346 257,719 252,315	400,000 175,000 125,000		0 0 0	0 0 0	0 0 0	2,812 17,404 10,556

Ira D. Kaplan Senior Vice President and Chief Financial Officer of Claire’s	2003 2002 2001	330,000 346,035 331,273	350,000 250,000 200,000		0 0 0	23,190 0 0	0 0 0	20,284 20,502 13,166

Mark Smith Former Chief Executive of Claire’s Accessories UK, Ltd.	2003 2002 2001	127,576 328,135 328,125	0 195,900 195,900		0 0 0	0 0 0	0 0 0	499,123 0 0 (4)

(1)	Amounts for executive perquisites and other personal benefits, securities or property did not exceed the lesser of either $50,000 or 10% of annual salary and bonus.

(2)	Unless otherwise indicated, amounts represent matching contributions by us under our 401(k) profit sharing plan and our management deferred compensation plan.

(3)	Includes $1,720,000 bonus paid under the 2000 Incentive Compensation Plan approved by our shareholders at our 2000 annual shareholders meeting, a $1,000,000 one-time bonus paid in connection with a sale of a subsidiary in fiscal 2003, and a $1,500,000 one-time transition bonus paid pursuant to the terms of our Chairman’s employment agreement. See “Employment Agreement with our Chairman.”

(4)	Represents a one-time retirement benefit paid to Mr. Smith in connection with his resignation.

Stock Option Grants

     There were no grants of stock options to the named executive officers during fiscal 2003.

Option Exercises and Year-End Values

     The following table sets forth certain information concerning the exercise of stock options by the named executive officers during fiscal 2003 and unexercised stock options held by the named executive officers as of February 1, 2003 under our 1991 and 1996 stock option plans.

			Number of Securities		Value of Unexercised
			Underlying Unexercised Options		In-the-Money Options as of
	Shares		Held as of February 1, 2003		February 1, 2003 (2)
	Acquired on	Value
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Rowland Schaefer	0	$0	160,000	180,000	$1,044,000	$1,009,800
Ira D. Kaplan	0	0	105,065	69,935	504,295	212,952
Marla L. Schaefer	0	0	56,250	18,750	294,196	57,094
E. Bonnie Schaefer	50,000	355,165	6,250	18,750	19,031	57,094
Mark Smith	77,777	228,978	0	0	0	0

(1)	In accordance with SEC rules, value realized is the difference between the exercise price per share and the fair market value on the exercise date per share multiplied by the number of shares acquired upon the exercise of options.

(2)	Value of unexercised in-the-money options is the sum of the value of each option granted, calculated on a grant by grant basis. The value of each option is equal to of the product of the number of shares that could be acquired upon the exercise of unexercised options as of the end of fiscal 2003 multiplied by the difference between the exercise price for the grant and the market price on the last trading day of fiscal 2003 of $23.42 per share, excluding grants for which the difference is equal to or less than zero.

Compensation of Directors

     We do not pay director fees to directors who are our employees. During fiscal 2003, our non-employee directors received an annual retainer of $35,000 and were entitled to reimbursement for out-of-pocket expenses incurred in connection with the attendance at board of directors and committee meetings.

     Effective for fiscal 2004, we increased the compensation of our non-employee directors based on the results of a study we commissioned by a prominent consulting firm specializing in compensation studies. For fiscal 2004, our non-employee directors will receive an annual retainer of $35,000 and will receive $1,000 for physical attendance at board meetings or $500 for telephonic attendance at board meetings. The audit committee chairman will receive an additional annual retainer of $5,000 and all audit committee members will receive an additional annual retainer of $10,000. Other committee chairmen will receive an additional annual retainer of $2,500 and all members of committees (other than the audit committee) will receive an additional annual retainer of $5,000. In addition, non-employee directors will receive options, subject to a vesting schedule, to purchase 5,000 shares of our common stock to be granted on the date the director is elected by our shareholders, commencing with this annual meeting, at an exercise price equal to the fair market value of our common stock on the grant date. Our non-employee directors will continue to be reimbursed for out-of-pocket expenses incurred in connection with the attendance at board meetings. All fees earned by our non-employee directors will be paid on a quarterly basis.

Employment Agreement with our Chairman

     We entered into an employment agreement, effective as of November 1, 2002, with Rowland Schaefer, our chairman, chief executive officer and president, which expires on October 31, 2005. The employment agreement is automatically renewable annually unless either party gives written notice of an intent not to renew.

     Pursuant to the employment agreement, Mr. Schaefer receives a base salary of $1,300,000. Upon execution of his agreement, Mr. Schaefer was entitled to receive a transition bonus in the amount of $3,000,000, payable as follows: a lump sum amount of $1,500,000 at the time the employment agreement was signed, with another payment of $750,000 to be paid when certain milestones are met and a second payment of $750,000 to be paid when another set of milestones are met. These milestones are described in his employment agreement and relate to criteria designed by the stock option and special compensation committee, in consultation with a leading consultant on succession issues, to facilitate our transition from a family and management owned and controlled company to one with a majority of independent directors. In consideration of Mr. Schaefer agreeing to certain restrictive covenants set forth in the employment agreement, and provided that all of the milestones have been met, he will be paid an additional aggregate annual amount of $1,000,000, payable in quarterly installments on November 1, February 1, May 1 and August 1 of each year, beginning on November 1, 2003. In the event that Mr. Schaefer’s employment is terminated by us “without cause,” Mr. Schaefer resigns or is terminated without cause within one year after a “change in control,” or Mr. Schaefer resigns for “good reason,” each as defined in the agreement, he will receive any earned but unpaid base salary that is owed to him through the date of his termination, any incentive compensation owed to him pursuant to his 2000 Incentive Compensation Plan, a lump sum payment for any unpaid amounts of the transition bonus (whether or not all of the milestones have been met), a lump sum payment for his base salary and additional compensation (whether or not all of the milestones have been met) that would have been paid to him if his employment had continued through the expiration date, and a lump sum payment equal to the value of his benefits under any savings, pension, profit sharing or deferred compensation plan. We have the right to terminate Mr. Schaefer’s employment upon his death, disability or “cause,” which is defined in the employment agreement. In the event of any termination of Mr. Schaefer’s employment by us as a result of his death or disability, he (or his estate) will receive the same amounts described above for “without cause” termination, except that no payment shall be made for base salary after the date of termination and payments for additional compensation shall be made to him quarterly, rather than in a lump sum.

Employee Benefit Plans

     1996 Stock Option Plan. On August 13, 1996, our board of directors adopted the 1996 Stock Option Plan, which was approved by our shareholders at our 1997 annual meeting. On February 16, 2000, our board adopted an amendment to the Plan in order to increase the number of shares of common stock available for grant under the Plan from 3,000,000 to 4,000,000 (plus the number of shares unused or recaptured under our 1991 Stock Option Plan), which was approved by our shareholders at the 2000 annual meeting. The 1996 Plan expires on August 13, 2006. We are proposing to amend and restate our 1996 Stock Option Plan. See Proposal 2.

     The purpose of the 1996 Plan is to provide an additional incentive through stock ownership to attract and retain qualified competent management, upon whose efforts and judgment our success of is largely dependent. In furtherance of this purpose, the 1996 Plan authorizes, among other things, the discretion to grant incentive or nonqualified stock options to purchase shares of the common stock to all regular employees, including directors and officers who are regular employees, non-employee directors, and persons who provide consulting or other services to us as independent contractors. The 1996 Plan also provides for participants to finance the exercise of options and the payment of taxes in connection therewith, as well as the use of already owned shares of common stock as payment of the exercise price for options granted under the 1996 Plan.

     The 1996 Plan is administered by the stock option and special compensation committee which has been designated by our board and which consists entirely of independent directors. Both our board and the committee have the power to determine who should be awarded options, the number of shares to be granted and the exercise price of the options and other terms. In addition, both our board and the committee have the power and authority to construe and interpret the 1996 Plan, and the acts of the board or the committee are final, conclusive and binding upon all interested parties.

     An aggregate of 4,000,000 shares (plus the number of shares unused or recaptured under our 1991 Stock Option Plan) of common stock have been reserved for issuance upon exercise of options granted under the 1996 Plan. The shares acquired upon exercise of options granted under the 1996 Plan are authorized and issued shares of our common stock. Our shareholders do not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the 1996 Plan. If any option granted under the 1996 Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 1996 Plan. The 1996 Plan limits the total aggregate number of options that any one person can receive under the 1996 Plan to options for 500,000 shares of our common stock.

     All grants of options under the 1996 Plan are evidenced by an option agreement between us and the grantee which contains the terms and conditions of the award, such as the exercise price, option term and any restrictions on the exercisability of the options granted. The price per share for option grants may be any price determined by the board or the committee; provided, however, that in no event shall the option price of any incentive stock option be less than the fair market value per share of our common stock of on the date of grant. The exercise price of an option may be paid in cash, by certified or official bank check, by money order, by delivery of already owned shares of common stock having a fair market value equal to the exercise price, by the withholding of shares issuable upon exercise of the option, by such other consideration as our board or committee deems appropriate or by a combination of the foregoing. Generally, options granted under the 1996 Plan are not assignable or transferable, other than by will or by the laws of descent and distribution or, in the case of a nonqualified stock option, with the prior consent of our board or the committee. During the lifetime of an optionee, an option is exercisable only by the optionee or a permitted transferee. The expiration date of an option will be determined by the board or the committee at the time of the grant, but in no event will an option be exercisable after the expiration of 10 years from the date of grant.

     Our board or the committee may amend the 1996 Plan or any option at any time, provided that such amendment may not substantially impair the rights of an optionee under an outstanding option without the optionee’s consent.

     2000 Incentive Compensation Plan for our Chairman of the Board. Our board, upon the recommendation of the stock option and special compensation committee, approved the 2000 Incentive Compensation Plan (the “2000 Incentive Plan”) for our Chairman, Rowland Schaefer, which was approved by our shareholders at our 2000 annual meeting of shareholders. The 2000 Incentive Plan, which terminates in calendar year 2010, provides that for each fiscal year Mr. Schaefer shall be entitled to receive incentive compensation in an amount equal to a certain percentage of his annual base salary, referred to as the “Base Salary Percentage.” The Base Salary Percentage for a fiscal year shall be equal to twice the percentage increase, if any, in our consolidated pre-tax income, excluding extraordinary items, over the prior fiscal year, to be determined in accordance with generally accepted accounting principals and based upon our audited financial statements. The incentive compensation is payable to Mr. Schaefer within 90 days after the end of the fiscal year to which the incentive compensation relates.

     The 2000 Incentive Plan is administered by the stock option and special compensation committee of the board which was established for this purpose. The only eligible participant in the 2000 Incentive Plan is Mr. Schaefer. The 2000 Incentive Plan may not be amended without shareholder approval if such approval is required to comply with the applicable rules under Section 162(m) of the Internal Revenue Code.

     Claire’s Stores, Inc. Management Deferred Compensation Plan. Effective as of July 26, 1999, we adopted a non-qualified deferred compensation plan, referred to as the Claire’s Stores, Inc. Management Deferred Compensation Plan, or Deferred Compensation Plan. The Deferred Compensation Plan was amended on January 1, 2001.

     The purpose of the Deferred Compensation Plan is to permit certain of our selected key employees to elect to defer all or a portion of their cash compensation to be received from us until the earlier of the termination of his or her employment with us or a specified date in the future, as indicated in the initial election form executed by the individual key employee. In the event of a change in control, as defined in the Deferred Compensation Plan, all amounts contributed to the Deferred Compensation Plan will become immediately payable to the participants in accordance with their individual account balances.

     The key employees have the ability to elect to defer up to one hundred (100%) of their base salary and one hundred percent (100%) of their bonuses for a plan year, which, for purposes of the Deferred Compensation Plan, is a calendar year.

     In addition to the elective deferrals described above, participants may receive a discretionary employer contribution which is determined by us on an annual basis. The individual amounts for each participant, which is not necessarily the same for each participant, will be based upon a certain percentage of the participant’s base salary for the plan year and years of employment with us. The actual percentage amounts are set forth in the Deferred Compensation Plan.

     Each participant will be one hundred percent (100%) vested in all contributions, including elective deferrals and discretionary employer contributions, made on his or her behalf to the Deferred Compensation Plan, if any, at all times.

     Participants may select from a variety of investment alternatives, including life insurance, for purposes of calculating the investment return attributable to their elective deferrals and/or the non-discretionary employer contributions made on their behalf. Under the terms of the Deferred Compensation Plan, we will be required to pay out amounts to a participant based upon the investment alternatives selected by the participant.

     All amounts contributed to the Deferred Compensation Plan, including the participant elective deferrals and the discretionary employer contributions, shall be funded into a grantor rabbi trust and, thus, all such amounts remain subject to the claims of our creditors in the event we become bankrupt or insolvent.

     At the appropriate time of distribution, each participant shall receive either a lump sum distribution or installment payments of the contributions, including the elective deferrals, the discretionary employer contributions and earnings thereon, if any made to the Deferred Compensation Plan on his or her behalf. The actual method of distribution will depend upon the event which gives rise to the right of distribution. For example, if a participant terminates employment due to retirement, as defined in the Deferred Compensation Plan, he or she will have the option of receiving his or her benefits in the form of a lump sum or installments payable over either 5, 10 or 15 years. In the event that a participant dies while employed by us, his or her beneficiary or beneficiaries may be entitled to receive additional death benefits under the Deferred Compensation Plan. In-service withdrawals with a penalty or other withdrawals to cover unforeseen financial emergencies are also allowed, subject to the terms of the Deferred Compensation Plan.

REPORT ON EXECUTIVE COMPENSATION

     The following Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report or the performance graph by reference therein.

Overview

     Our executive compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of shareholder value, to support a performance-oriented environment that rewards achievement of specific internal and individual goals and to attract and retain executives whose abilities are critical to our long-term success and competitiveness. We use internal resources and, periodically, independent compensation consultants, to assess the competitiveness of our executive compensation arrangements. Our executive compensation is based primarily upon:

•	base salary;

•	cash incentive compensation; and

•	equity compensation.

     Our stock option and special compensation committee is responsible for administering our 1996 Stock Option Plan and 2000 Incentive Compensation Plan for our Chairman. The board does not currently have a standing executive or compensation committee, except for the stock option and special compensation committee described above. However, during fiscal 2003, our stock option and special compensation committee met as a separate committee to determine the terms of the employment agreement entered into with our Chairman in fiscal 2003. Also during fiscal 2003, our independent board members met separately as a committee for the purpose of determining the bonuses for our management directors for fiscal 2003. If our shareholders elect the director nominees recommended by our board at this annual meeting, the board intends to appoint a compensation committee consisting entirely of independent directors, as defined under the rules of the New York Stock Exchange, to perform substantially the same functions as the stock option and special compensation committee and independent board members performed in fiscal 2003, as well as other functions identified in the charter of the compensation committee.

Compensation Philosophy

     In determining the total amount and mixture of the compensation package for each executive officer, we consider the overall value to each executive of his or her compensation package in light of numerous factors, including:

•	competitive position;

•	individual performance, including the expected contribution to our goals by each executive officer; and

•	our long-term needs and goals, including attracting and retaining key management personnel.

     The overall objectives of this strategy are as follows:

•	to attract and retain the best possible executive talent;

•	to motivate our executives to achieve goals inherent in our business strategy; and

•	to link executive and shareholder interests and to provide a compensation package that recognizes individual contributions as well as overall business results.

     We believe that stock options and other stock-related awards have been and remain an excellent vehicle for compensating our employees. Stock-related awards are intended to provide a significant incentive to our executives to contribute to our long-term growth from the perspective of an owner with an equity stake in the business. We are proposing an amendment to our 1996 Stock Option Plan to, among other things, allow for the grant of restricted stock and other stock-related rewards, in addition to stock options, to our executives, and other persons eligible to participate in our 1996 Stock Option Plan. See Proposal 2.

Compensation of and Employment Agreement with our Chairman, President and Chief Executive Officer

     In fiscal 2003, we entered into an employment agreement with Rowland Schaefer, our Chairman, President and Chief Executive Officer. Mr. Schaefer’s employment agreement (referred to as the “Schaefer Agreement”) was developed by our stock option and special compensation committee after analysis of salary and incentive compensation paid to top executives holding similar positions for similarly sized companies in the retail industry. The stock option and special compensation committee believes that Mr. Schaefer, our founder, has played and will continue to play a major and unique role in our development and continued success. The stock option and special compensation committee was assisted in its development of the Schaefer Agreement by a prominent compensation consulting firm, which advised the stock option and special compensation committee that the compensation arrangements for Mr. Schaefer are reasonable and competitive. For a description of the terms of the Schaefer Agreement, see “Executive Compensation — Employment Agreement with our Chairman.”

     Some of the key factors considered by our stock option and special compensation committee in determining the compensation arrangements in the Schaefer Agreement included:

•	Mr. Schaefer is our founder and has served as its CEO since 1961;

•	Mr. Schaefer brings a unique value to us through his internal leadership and external industry reputation and network;

•	Mr. Schaefer’s effectiveness and quality of leadership in a difficult economic environment and his success in setting the groundwork for our future performance;

•	Mr. Schaefer’s name, image, likeness and goodwill, and the rights in publicity to his name, image, likeness and goodwill are unique assets;

•	On a total compensation basis, Mr. Schaefer has not been competitively compensated in recent years;

•	Mr. Schaefer has not received regular and consistent stock compensation in recent years;

•	Mr. Schaefer has brought us cost savings by not having previously retired, and historically we have not paid for any special executive life insurance arrangements or retirement benefits, resulting in additional savings to us;

•	Under Mr. Schaefer’s leadership, we have historically had a strong balance sheet, positive cash flow and a low debt-to-equity ratio; and

•	Our successful financial performance in fiscal 2003.

     Based on these factors, and in light of Mr. Schaefer’s importance to our success and well-being, the stock option and special compensation committee considered it to be in our best interest to enter into the Schaefer Agreement.

     At our 2000 annual meeting, our shareholders approved the 2000 Incentive Plan, which provides for the annual payment of additional incentive compensation to Mr. Schaefer based upon a percentage increase in our consolidated pre-tax income from the prior fiscal year. Based on our financial results in fiscal 2003, as compared to fiscal 2002, Mr. Schaefer was paid $1.7 million of incentive compensation under the 2000 Incentive Plan. Also, we paid a $1.0 million special one-time bonus to our Chairman for his special efforts in connection with the disposition of a subsidiary in fiscal 2003.

     Total compensation paid to Rowland Schaefer in fiscal 2003 is reflected in the table under “Executive Compensation-Summary Compensation Table” above.

Compensation of our Other Executives

     The base salary of other named executive officers were based on the philosophies and objectives set forth above. Consideration was also given to the performance of the named executive officer in his or her particular area of responsibility and contribution to our performance. An assessment of the future contributions the named executive officer is believed to be able to make to us is also considered. The cash bonuses paid and restricted stock granted to our named executive officers were determined by our independent directors, with assistance from a prominent compensation consulting firm, after an analysis of incentive compensation paid to top executives holding similar positions with similarly sized companies, with special consideration given to the following factors:

•	our successful financial performance in fiscal 2003;

•	length of service with us and knowledge of our business; and

•	the additional responsibilities carried out by our Vice-Chairmen and Chief Financial Officer during fiscal 2003 as a result of the medical leave of absence of our Chairman in November 2002.

Section 162(m) of the Internal Revenue Code

     In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended. This section generally provides that no publicly held company shall be permitted to deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless:

•	the compensation is payable solely on account of the attainment of performance goals;

•	the performance goals are determined by a compensation committee of two or more outside directors;

•	the material terms under which compensation is to be paid are disclosed to and approved by the shareholders of the company; and

•	a compensation committee certifies that the performance goals were met.

     The effect of Section 162(m) is applicable to us only in the case of Rowland Schaefer, our Chairman, as he is the only of our current executive officers who has received compensation in excess of $1 million. We believe that our 1996 stock option plan and the 2000 Incentive Plan for our Chairman have been structured in a manner that satisfies the requirements of Section 162(m). We intend to structure performance-based compensation, including stock option grants and annual bonuses, to other executive officers who may be subject to Section 162(m) in a manner that satisfies these requirements.

Conclusion

     Consistent with our compensation philosophy, we believe that our compensation program provides incentive to attain strong financial performance and is strongly aligned with shareholder interests, and directs the efforts of our executive officers toward the continued achievement of growth and profitability for the benefit of our shareholders.

Members of the stock option and special compensation committee

Steven H. Tishman
Irwin L. Kellner, Ph.D.
Bruce G. Miller

Independent members of the board of directors

Todd D. Jick
Irwin L. Kellner, Ph.D.
Bruce G. Miller
Steven H. Tishman

PROPOSAL 2 — ADOPTION OF AMENDMENT AND RESTATEMENT TO OUR 1996 STOCK OPTION PLAN

Background and Purpose

     We have in effect the Claire’s Stores, Inc. 1996 Stock Option Plan, or 1996 Plan, which was adopted by our board of directors on August 13, 1996 and ratified by our shareholders at their 1997 annual shareholders meeting. The purpose of the 1996 Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership in us by these persons. The original terms of the 1996 Plan provided for the granting of both incentive stock options and non-qualified stock options. On February 16, 2000, the 1996 Plan was subsequently amended to increase the maximum number of shares eligible for grant under the 1996 Plan from 3,000,000 to 4,000,000 (plus the number of shares unused or recaptured under our 1991 Stock Option Plan). This amendment was approved by our shareholders at the annual meeting of shareholders held on June 8, 2000. As of May 1, 2003, the maximum number of shares eligible for grant under the 1996 Plan was 4,830,923. We are not proposing to increase the number of shares eligible for grant under the 1996 Plan at this annual meeting.

     Shareholder approval of the amendment and restatement of the 1996 Plan is required

•	for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, or the Code, which are further described below;

•	in order for the 1996 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, or Exchange Act; and

•	by the rules of the New York Stock Exchange.

Summary of Proposed Plan Changes

     On March 12, 2003, our board of directors approved additional amendments to and restatement of the 1996 Plan and recommended that it be submitted to our shareholders for their approval at the annual meeting. The 1996 Plan has been amended to

•	change the name of the 1996 Plan to “Claire’s Stores, Inc. 1996 Incentive Compensation Plan;”

•	provide that the limitation on granting options to purchase not more than 500,000 shares to any one person be applied on an annual basis;

•	provide for additional types of awards to be granted under the 1996 Plan including, without limitation, restricted stock, stock appreciation rights, or SARs, and other stock-related awards and performance or annual incentive awards;

•	provide that the maximum amounts that a participant may receive pursuant to an annual incentive award and as a performance award is $1,000,000 and $5,000,000; and

•	provide for change in control provisions.

     The original effective date of the 1996 Plan is August 13, 1996, and the effective date of the Plan, as amended and restated, is March 12, 2003. As of this date, options to purchase 1,492,000 shares of our common stock had been granted under the 1996 Plan, including options to purchase 882,473 shares of our common stock that have been cancelled in accordance with the terms of the 1996 Plan.

Reasons for Changes to the 1996 Plan

     Although certain types of awards to be authorized under the 1996 Plan upon approval by our shareholders of this proposal are similar to those under the 1996 Plan as it is currently in effect, the board determined that the proposed amendments to the 1996 Plan are necessary to broaden the types of performance goals that may be set and the types of awards that may be granted under the 1996 Plan. The board has determined that the proposed amendments would add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under Section 162(m), and would enable us to better promote the goals of our compensation policies and programs.

Summary of our 1996 Stock Option Plan, as Amended

     The following is a summary of certain principal features of the 1996 Plan as amended and restated. This summary is qualified in its entirety by reference to the complete text of the 1996 Plan, which is attached to this proxy statement as Appendix B. Shareholders are urged to read the actual text of the 1996 Plan in its entirety.

     Shares Available for Awards; Annual Per-Person Limitations.

     Under the 1996 Plan, the total number of shares of our common stock that may be subject to the granting of awards under the 1996 Plan at any time during the term of the 1996 Plan is equal to 4,000,000 (plus the number of shares unused or recaptured under our 1991 Stock Option Plan) shares, subject to adjustments in certain circumstances, plus the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

     The 1996 Plan limits the number of shares which may be issued pursuant to incentive stock options to 4,000,000 shares. In addition, the 1996 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of our other obligations, and other stock-based awards granted to any one participant may not exceed 500,000 for each type of award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive award or other cash award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one participant is $5,000,000.

     The committee that administers the 1996 Plan is authorized to adjust the limitations described above and is authorized to adjust outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution, whether in cash, shares of our common stock or other property, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

     Eligibility.

     The persons eligible to receive awards under the 1996 Plan are officers, directors, employees and independent contractors of us and our subsidiaries. An employee on leave of absence may be considered as still in the employ of us or of a subsidiary for purposes of eligibility for participation in the 1996 Plan. As of May 1, 2003, approximately 16,000 persons were eligible to participate in the 1996 Plan.

     Administration.

     The 1996 Plan is to be administered by a committee designated by our board of directors consisting of not less than two directors, each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the board may exercise any power or authority granted to the committee. Subject to the terms of the 1996 Plan, the committee or the board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 1996 Plan, and make all other determinations that may be necessary or advisable for the administration of the 1996 Plan.

     Stock Options and Stock Appreciation Rights.

     The committee or the board is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and stock appreciation rights or SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise, or defined “change in control price” following a change in control, exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee, but in the case of an ISO, must not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the 1996 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or the board or under procedures established by the committee or the board. Unless otherwise determined by the committee or the board, the fair market value of our common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which our common stock is traded on the date as of which the value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the committee or the board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, and outstanding awards or other property having a fair market value equal to the exercise price, as the committee or the board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the committee or the board. Stock appreciation rights, or SARs granted under the 1996 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of us, as discussed below.

     Restricted and Deferred Stock.

     The committee or the board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee or the board. A participant granted restricted stock generally has all of the rights of our shareholders, unless otherwise determined by the committee or the board. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

     Dividend Equivalents.

     The committee or the board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the committee or the board.

     Bonus Stock and Awards in Lieu of Cash Obligations.

     The committee or the board is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 1996 Plan or other plans or compensatory arrangements, subject to such terms as the committee or the board may specify.

     Other Stock-Based Awards.

     The committee or the board is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the committee or the board, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The committee or the board determines the terms and conditions of such awards.

     Performance Awards, Including Annual Incentive Awards.

     The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to certain performance conditions, including subjective individual goals, as may be specified by the committee or the board. In addition, the 1996 Plan authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares of our common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards and annual incentive awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees,” as defined below, will, if and to the extent intended by the committee, be subject to provisions that should qualify these awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among the four of our highest compensated officers as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award or annual incentive award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not the board.

     Subject to the requirements of the 1996 Plan, the committee or the board will determine performance award and annual incentive award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance awards, the committee or the board may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 1996 Plan, including, for example, total shareholder return, net income, pretax earnings, earnings per share, and return on investment. During the first 90 days of a fiscal year or performance period, the committee or the board will determine who will potentially receive annual incentive or performance awards for that fiscal year or performance period, either out of the pool or otherwise under the 1996 Plan.

     After the end of each fiscal year or performance period, the committee or the board will determine the amount of any pools and the maximum amount of potential annual incentive or performance awards payable to each participant in the pools and the amount of any other potential annual incentive or performance awards payable to participants in the 1996 Plan. The committee or the board may, in its discretion, determine that the amount payable as an annual incentive or performance award will be reduced from the amount of any potential award.

     Other Terms of Awards.

     Awards may be settled in the form of cash, shares of our common stock, other awards or other property in the discretion of the committee or the board. The committee or the board may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee or the board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee or the board is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the 1996 Plan. The committee or the board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld, or previously acquired shares of our common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations. Awards granted under the 1996 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee or the board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

     Awards under the 1996 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law. The committee or the board may, however, grant awards in exchange for other awards under the 1996 Plan, awards under any other of our plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

     Acceleration of Vesting; Change in Control.

     The committee or the board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. Any accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting, shall occur automatically in the case of our “change in control,” as defined in the 1996 Plan, including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control. In addition, the committee or the board may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if provided in the award agreement, stock options and limited SARs, and other SARs which so provide, may be cashed out based on a defined “change in control price,” which will be the higher of

•	the cash and fair market value of property that is the highest price per share paid, including extraordinary dividends, in any reorganization, merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, or

•	the highest fair market value per share, which is generally based on market prices, at any time during the 60 days before and 60 days after a change in control.

     For purposes of the 1996 Plan, the term “change in control” generally means

•	approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to a reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding, voting securities, or a liquidation or dissolution of us or the sale of all or substantially all of our assets, unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned;

•	a change in the composition of the board so that the persons constituting the board on the date the award is granted, and subsequent directors approved by the incumbent board, or approved by the subsequent directors, cease to constitute at least a majority of the board; or

•	the acquisition by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors, referred to as the ownership of a “controlling interest,” excluding, for this purpose, any acquisitions by us or our subsidiaries, any person, entity or “group” that as of the date on which the award is granted owns beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of a controlling interest or any employee benefit plan.

     Amendment and Termination.

     The board of directors may amend, alter, suspend, discontinue or terminate the 1996 Plan or the committee’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Therefore, shareholder approval may not necessarily be required for every amendment to the 1996 Plan which might increase the cost of the 1996 Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the board, the 1996 Plan will terminate at such time as no shares of our common stock remain available for issuance under the 1996 Plan and we have no further rights or obligations with respect to outstanding awards under the 1996 Plan.

     Federal Income Tax Consequences of Awards.

     The 1996 Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 1996 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of our common stock acquired on exercise of the option over the exercise price. If the optionee is our employee, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

     If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. However, the optionee will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for the number of shares equal to the number of shares delivered upon exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

     We will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

     Incentive Stock Options. The 1996 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, a time period referred to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

     If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which is a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

     An optionee who exercises an incentive stock option by delivering shares of our common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option without the imposition of current income tax. Pyramiding is the exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options.

     For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our common stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

     We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

     Stock awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 1996 Plan, for example, if the employee is required to work for a period of time in order to have the right to sell the stock, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

     The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 1996 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

     Stock Appreciation Rights. Under the 1996 Plan, we may grant SARs separate from any other award, known as “Stand-Alone SARs,” or in tandem with options, known as “Tandem SARs.” Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

     With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of our common stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of our common stock on the day it is received over any amounts paid by the recipient for shares of our common stock.

     With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of Stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of our common stock over the exercise price.

     In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone SARs or Tandem SARs. However, upon the exercise of either a Stand-Alone SAR or a Tandem SAR, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

     Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code

     Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with options, will qualify as such “performance-based compensation,” so that options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the 1996 Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

     Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our common stock acquired as a result of an award.

Benefits under the 1996 Plan

     The following table sets forth (1) the number of shares of our common stock subject to stock options granted under the 1996 Plan to the listed persons and groups since adoption of our 1996 Plan, and (2) the average per share exercise price of such options:

	Number of Option	Average Exercise
Name and Position	Shares Granted(1)	Price per Share

Rowland Schaefer, Chairman, Chief Executive Officer and President	325,000	$17.35
Marla Schaefer, Vice-Chairman	25,000	20.37
E. Bonnie Schaefer, Vice-Chairman	25,000	20.37
Ira D. Kaplan, Senior Vice President and Chief Financial Officer	100,000	20.37
All current executive officers as a group (4 persons)	475,000	18.30
All current directors who are not executive officers (4 persons)	0	0
All employees, other than current executive officers (22 persons)	1,017,000	21.28

(1)	Includes option shares granted that have been exercised or cancelled.

     The following table provides information as of February 1, 2003 with respect to compensation plans, including individual compensation arrangements, under which our common stock and Class A common stock are authorized for issuance. The following table provides information only with respect to our 1996 Plan because we can no longer grant options under our 1991 Stock Option Plan because its term has expired.

Equity Compensation Plan Information

Number of securities
	Number of		remaining available
	securities to be		for future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding
	options, warrants	options, warrants	securities reflected
Plan Category	and rights	and rights	in column (a)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	834,548	$17.03	4,221,396
Equity compensation plans not approved by security holders	—	—	—

Total	834,548	$17.03	4,221,396

     The board believes that awards granted under the 1996 Plan, as amended, will be awarded primarily to those persons who possess a capacity to contribute significantly to our successful performance. Therefore, it cannot be determined at this time what grants, if any, will be made to any person or group of persons under the 1996 Plan if the amendment to our 1996 Plan is approved by our shareholders.

     Vote Required. The amendment and restatement of our 1996 Plan will be decided by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

     The board recommends that shareholders vote “FOR” the amendment and restatement of our 1996 Stock Option Plan.

PROPOSAL 3 — SHAREHOLDER PROPOSAL REGARDING OUR OPERATIONS IN NORTHERN IRELAND

     In accordance with the SEC rules, the following shareholder proposal was submitted to us by the Office of the State Comptroller of the State of New York, William C. Thompson, Jr., State Comptroller, located at 1 Centre Street, New York, New York 10007, on behalf of the New York City Teachers’ Retirement System, which beneficially holds 49,400 shares of our common stock, the New York City Fire Department Pension Fund, which beneficially holds 7,300 shares of our common stock, and the New York City Police Pension Fund, which beneficially holds 1,800 shares of our common stock.

     “WHEREAS, Claire’s Stores, Inc. operates a branch in Northern Ireland;

     WHEREAS, the securing of a lasting peace in Northern Ireland encourages us to promote means for establishing justice and equality;

     WHEREAS, employment discrimination in Northern Ireland has been cited by the International Commission of Jurists as one of the major causes of sectarian strife in that country;

     WHEREAS, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs.

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

3.	The banning of provocative religious or political emblems from the workplace.

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups.

5.	Layoff, recall, and termination procedures should not in practice, favor particular religious groupings.

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin.

7.	The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees.

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement.

9.	The appointment of a senior management staff member to oversee the company’s affirmative action efforts and the setting up of timetables to carry out affirmative action principles.

     RESOLVED, Shareholders request the Board of Directors to:

     Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles.”

Supporting Statement by the Comptroller of the City of New York

     We believe that our Company benefits by hiring from the widest available talent pool. An employee’s ability to do the job should be the primary consideration in hiring and promotion decisions.

     Implementation of the MacBride Principles by Claire’s Stores, Inc. will demonstrate its concern for human rights and equality of opportunity in its international operations

     Please vote your proxy “FOR” these concerns.

Response by our Board of Directors and Management in Opposition to Proposal No. 3

     Your directors recommend a vote “AGAINST” this shareholder proposal for the following reasons:

     We are committed to providing equal opportunity employment. As a matter of policy, we do not discriminate against our employees or applicants for employment on the basis of religion. Individuals are evaluated on their ability and qualifications to perform their jobs, regardless of their race, sex, national origin, age, color or religion. Similarly, our recruiting procedures are designed to provide equal opportunity, and we comply with non-discrimination laws in effect in the countries and localities where we operate.

     Of approximately 3,000 retail stores worldwide, we currently operate 20 retail stores in Northern Ireland. Of approximately 16,000 of our employees worldwide, fewer than 50 work in Northern Ireland.

     In addition to following our own non-discrimination policies, we comply with the standards of the Northern Ireland Fair Employment legislation, as updated by the Fair Employment and Treatment (Northern Ireland) Order of 1998. In addition, we are registered with, and cooperate with, the Equality Commission for Northern Ireland, which oversees equal opportunity in employment. These laws make religious discrimination and preferential treatment in employment illegal. These laws also prohibit indirect religious discrimination and require compulsory reviews of employers’ recruitment, training and promotion practices with applicable provisions of the Code of Practice issued by the Equality Commission, specifically to promote and protect equality of opportunity in employment in Northern Ireland.

     The objectives of both the MacBride Principles and the laws referenced above are to eliminate employment discrimination in Northern Ireland. We wholeheartedly support this objective. However, by adopting the MacBride Principles, we would be accountable to two sets of similar, but not identical, fair employment guidelines, making it difficult for us to determine what standard will best help us run our business in Northern Ireland. This would be neither necessary nor desirable, particularly in light of our own internal policies and practices with respect to the promotion of fair and equal employment opportunities. We are also concerned that implementation of a potentially rigid set of principles, such as the MacBride principles, may lead to divisiveness and unfairness among our employees in Northern Ireland.

     Your directors believe that our current policies and actions in this regard demonstrate our commitment to making all reasonable efforts to promote equal opportunity and eliminate discrimination in employment on the basis of religion. In our board’s opinion, this commitment, together with our policies and practices and compliance with laws in effect with respect to these matters, should ensure continued protection of equal opportunities for our employees in Northern Ireland. Therefore, the board believes that endorsement or implementation of the MacBride Principles is not necessary to ensure fair and equal opportunity of employment for its employees in Northern Ireland.

     Vote Required. The approval of the shareholder proposal regarding our operations in Northern Ireland will be decided by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

     For the reasons set for the above, the board recommends that shareholders vote “AGAINST” this proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Leasing Transactions

     We lease approximately 33,000 square feet for our executive offices located in Pembroke Pines, Florida from Rowland Schaefer & Associates, a general partnership (formerly Two Centrum Plaza Associates) owned by two corporate general partners. Each of Marla Schaefer and E. Bonnie Schaefer, our Vice-Chairmen, have an approximately 32% ownership interest in the general partnership, and Ira D. Kaplan, our Chief Financial Officer, has an approximately 5% ownership interest in the general partnership. During fiscal 2003, we paid Rowland Schaefer & Associates, Inc. $874,000 for rent, real estate taxes and operating expenses as required under the lease. The lease expires on July 31, 2005.

     We lease retail space for a Claire’s Boutiques store in New York City from 720 Lexington Realty LLC, a limited liability corporation that is controlled by immediate family members of our Chairman, including Marla Schaefer and E. Bonnie Schaefer, our two Vice Chairmen. We entered into the lease with 720 Lexington Realty LLC in fiscal 2002, which is when 720 Lexington Realty LLC purchased the property from the prior owner. During fiscal 2003, we paid $280,710 for rent to 720 Lexington Realty LLC. The terms under our lease with 720 Lexington Realty LLC are the same terms as were in effect when we leased the retail space from an unaffiliated third party prior to the purchase by 720 Lexington Realty LLC. The lease expires on January 31, 2005.

     Management believes that these lease arrangements are on no less favorable terms than we could obtain from unaffiliated third parties.

Loans to Officers

     During fiscal 2003, we had an outstanding loan to Rowland Schaefer, our Chairman, in the principal amount of $750,000, which represents the greatest principal amount outstanding during fiscal 2003. The interest rate on the loan was 4.6% per annum and had a maturity date of April 2004. The loan has been satisfied in full. In May 2002, we advanced $250,000 to our Chairman against the fiscal 2003 incentive bonus we anticipated would be paid to him under the 2000 Incentive Plan. The 2000 Incentive Plan was approved by our shareholders at the 2000 annual shareholders’ meeting. The payment to our Chairman under the 2000 Incentive Plan for fiscal 2003 was reduced by the $250,000 advance made to him in May 2002. During fiscal 2003, we had an outstanding loan to Ira D. Kaplan, our Chief Financial Officer, in the principal amount of $600,000, which represents the greatest principal amount outstanding during fiscal 2003. The interest rate on the loan was at a floating rate equal to the applicable minimum Federal rate, was payable on demand, and was made for real estate improvements. The loan has been satisfied in full. During fiscal 2003, we had an outstanding loan to Mark Smith, our former Chief Executive of Europe, in the principal amount of 300,000 British pounds (or approximately $495,000 at the current exchange rate), which represents the greatest principal amount outstanding during fiscal 2003. The loan did not bear interest, was payable on demand upon the occurrence of certain events, and was made for real estate improvements. The loan has been satisfied in full.

     We have no loans outstanding to our named executive officers.

CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total return of an investment in our common stock with an investment in the S&P 500 Stock Index and the S&P Apparel Retail Index for the five fiscal years ending February 1, 2003. This graph assumes the investment of $100 in our common stock, the S&P 500 and the S&P Apparel Retail Index on January 31, 1998 and assumes dividends are reinvested. Measurement points are on the last trading day of each of the five fiscal years.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CLAIRE'S STORES, INC., THE S & P 500 INDEX
AND THE S & P APPAREL RETAIL INDEX

	1/98	1/99	1/00	1/01	1/02	1/03

Claire’s Stores, Inc.	$100.00	$112.11	$107.40	$113.86	$109.02	$137.27
S&P 500	$100.00	$132.49	$146.20	$144.88	$121.49	$93.52
S&P Apparel Retail Index	$100.00	$296.95	$197.35	$184.22	$130.07	$115.05

•	$100 invested on 01/31/98 in stock or index—including reinvestment of dividends. Fiscal year ending January 31.

RELATIONSHIP WITH OUR INDEPENDENT AUDITORS

     The firm of KPMG LLP has been our independent auditors since 1993 and will be our independent auditors for the current fiscal year unless the board of directors deems it advisable to make a substitution. Our board of directors and the audit committee, in their discretion, may change the appointment at any time during the year if they determine that such change would be in our best interest and the best interest of our shareholders. Representatives of KPMG will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning our financial affairs. KPMG has advised us that neither the firm nor any of its partners has any direct or material interest in us or our except as auditors and as our, and our subsidiaries, independent certified public accountants.

FEES PAID TO OUR INDEPENDENT AUDITORS

     We were billed an aggregate of $494,000 and $578,000 by KPMG LLP for fiscal 2002 and 2003, respectively. The table below sets forth the components of these aggregate amounts. See also “Report of the Audit Committee.”

	Amount Billed

Description of Professional Service	Fiscal 2002	Fiscal 2003

Audit Fees - professional services rendered for the audit of our annual financial statements and for the reviews of the interim financial statements included in our Form 10-Qs	$473,000	$576,000
Financial Information Systems and Implementation Fees	0	0
All Other Fees - consisting primarily of professional services related to review of filings with the Commission and audit of employee benefit plans	$21,000	$2,000

MISCELLANEOUS

Annual Report on Form 10-K

     We have mailed copies of our annual report with this proxy statement to holders of shares of common stock and Class A common stock as of the record date, May 23, 2002. We will provide without charge, to each holder of shares of common stock and Class A common stock as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended February 1, 2003 as filed with the SEC on the written request of any such holder addressed to our Director of Investor Relations at Claire’s Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, collectively referred to as the reporting persons, to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Such reporting persons are also required by SEC regulations to furnish us with copies of all such reports that they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during and with respect to fiscal 2003, all reporting persons have timely complied with all filing requirements applicable to them, other than a late Form 4 for Mr. Kaplan to report a Section 16b-3(d) exempt transaction grant of restricted stock in January 2003.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Shareholders interested in presenting a proposal to be considered for inclusion in the proxy statement for presentation at the 2004 annual meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by us on or before February 3, 2004.

     After the February 3, 2004 deadline, shareholders interested in presenting a proposal for consideration at the 2004 annual meeting of shareholders may submit the proposal and present it at the 2004 annual meeting, but we are not obligated to include the proposal in our proxy materials. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. Accordingly, for our 2004 annual meeting of the shareholders, a shareholder must submit such written notice to the corporate secretary on or before April 19, 2004.

OTHER MATTERS

     As of the date of this proxy statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

By order of the board of directors,

/s/ Marla L. Schaefer

MARLA L. SCHAEFER Vice Chairman of the Board and Secretary

May 30, 2003

Appendix A

CLAIRE’S STORES, INC.

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

PURPOSE AND SCOPE

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Claire’s Stores, Inc., a Florida corporation (the “Company”). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

•	the financial reports and other written financial information filed by the Company with the United States Securities and Exchange Commission;

•	the Company’s systems of internal accounting and financial controls; and

•	the independence and performance of the Company’s independent auditors.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company’s:

•	independent auditors,

•	internal accounting staff, and

•	management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company or any of its subsidiaries. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

The Committee may request any officer or employee of the Company or any of its subsidiaries or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company’s Proxy Statement for the Company’s annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

The members of the Committee shall be appointed annually and may be replaced by the Board.

The Board shall designate one member of the Committee as its Chairman. The Committee shall meet as often as necessary to carry out its responsibilities under this Charter. The Committee shall make reports to the Board as it deems necessary.

The Committee shall be comprised of not less than three members of the Board who shall satisfy the applicable independence, experience and other membership requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment, and under applicable law. At least one member of the Committee shall be a “financial expert” (as defined by SEC rules).

KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of the Committee’s activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company’s financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1.	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select the independent auditors and, if appropriate, to replace the independent auditors. The Committee shall evaluate the performance of the independent auditors.

2.	The Committee shall approve in advance any audit or non-audit engagement or relationship between the Company and the independent auditors; provided, that, in no event shall the Committee approve “prohibited nonaudit services,” as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations. The Committee may delegate to a subcommittee of one or more members of the Committee the authority to pre-approve audit and permitted non-audit services provided that any such pre-approvals shall be presented to the full Committee. “Prohibited non-audit services” shall mean those prohibited services set forth in Section 10A(g) of the Exchange Act and the rules and regulations of the SEC thereunder.

3.	The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor and manage business risk. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company’s Chief Financial Officer and other management personnel, to discuss the results of the Committee’s examinations.

4.	The Committee shall:

•	ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

•	discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

•	recommend that the Board take appropriate action in response to the independent auditors’ report to satisfy the Board of the auditors’ independence.

5.	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors’ judgment about the quality, not just acceptability, of the Company’s accounting principles, the consistency of the Company’s accounting policies and their application, and the clarity and completeness of the Company’s financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

6.	The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement to be delivered to shareholders in connection with the Company’s annual meeting of shareholders.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Appendix B

CLAIRE’S STORES, INC.

AMENDED AND RESTATED

1996 STOCK OPTION PLAN

(effective as of March 12, 2003),

now known as the

CLAIRE’S STORES, INC.

1996 INCENTIVE COMPENSATION PLAN

CLAIRE’S STORES, INC.

1996 INCENTIVE COMPENSATION PLAN

     1.     Purpose; Effective Date. The purpose of this 1996 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist CLAIRE’S STORES, INC., a Florida corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     The Plan first became effective upon approval of the same by the Board of Directors of the Company on August 13, 1996 (the “Effective Date”), and was also approved by the shareholders of the Company at their 1997 annual shareholders meeting. The Plan was subsequently amended on February 16, 2000 to increase the number of shares of Common Stock available for grant hereunder, which was approved by the shareholders of the Company at their 2001 annual shareholders meeting. In an effort to expand the types of incentive compensation awards that may be granted under this Plan, the Board of Directors of the Company adopted this amended and restated Plan on March 12, 2003 (the “Amended Plan”). In the discretion of the Committee, Awards (as defined below) may be made to Covered Employees (as defined below) which are intended to constitute qualified performance-based compensation under Section 162(m) of the Code (as defined below). Any such Awards shall be contingent upon the shareholders having approved the Amended Plan.

     2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

           (a) “Annual Incentive Award” means a conditional right granted to a Participant under Sections 8(a) and (c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

           (b) “Award” means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

           (c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

           (d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

           (e) “Board” means the Company’s Board of Directors.

           (f) “Change in Control” means a Change in Control as defined with related terms in Section 9 of the Plan.

           (g) “Change in Control Price” means the amount calculated in accordance with Section 9(c) of the Plan.

           (h)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

           (i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and, in the event the Company is or becomes a Publicly Held Corporation (as hereinafter defined), each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

           (j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

           (k) “Continuous Service” means uninterrupted provision of services to the Company in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

           (l) “Corporate Transaction” means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

           (m) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

           (n) “Deferred Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

           (o) “Director” means a member of the Board or the board of directors of any Related Entity.

           (p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

           (q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

           (r) “Effective Date” means the effective date of the Plan, which shall be August 13, 1996.

           (s) “Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

           (t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

           (u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

           (v)  “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

           (w) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is a Publicly Held Corporation shall mean the “Closing Price” (as defined below) of the Common Stock on the business day immediately preceding the date of reference. For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

           (x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

           (y) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

           (z) “Limited Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

           (aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

           (bb) “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

           (cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

           (dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

           (ff) “Performance Award” means a right, granted to an Eligible Person under Sections 8(a) and (b) hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

           (gg) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

           (hh) “Publicly Held Corporation” shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

           (ii) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

           (jj) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

           (kk) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

           (ll) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

           (mm)  “Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.     Administration.

           (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

           (b) Manner of Exercise of Committee Authority. As long as the Company is a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

           (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4.     Stock Subject to Plan.

           (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 4,000,000 (plus the number of shares unused or recaptured under the Company’s 1991 Stock Option Plan). If any Awards previously granted under the Plan terminate without being exercised, expire, are forfeited or canceled, or are surrendered in payment of any Awards or any tax withholding with regard thereto, new Awards may thereafter be granted covering such shares of Stock. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, the number of shares of Stock which may be issued pursuant to Incentive Stock Options shall not exceed 4,000,000 shares.

           (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only Stock Appreciation Rights). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     5.     Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 500,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $1,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

     6.     Specific Terms of Awards.

           (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

           (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

           (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right’s to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited Stock Appreciation Right” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

(ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

           (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

           (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant’s Continuous Service during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant’s Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, any Dividend Equivalents that are granted with respect to any Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

           (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

           (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

           (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7.     Certain Provisions Applicable to Awards.

           (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

           (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

           (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made to the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

           (d) Exemptions from Section 16(b) Liability. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such

Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     8.     Performance and Annual Incentive Awards.

           (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). At such times as the Company is a Publicly Held Corporation, if and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

           (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to shareholders’ equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as “performance-based compensation under Code Section 162(m).

(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

           (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

(i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. In the case of Annual Incentive Awards intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

           (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

           (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.     Change in Control.

           (a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 9(b):

(i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a) hereof;

(ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price;

(iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

(iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

           (b) Definition of “Change in Control. A “Change in Control” shall be deemed to have occurred upon:

(i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a “Corporate Transaction”) is subsequently abandoned);

(ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

           (c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     10.     General Provisions.

           (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

           (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

           (c) Adjustments.

                 (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

                 (ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

                 (iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c)

hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

           (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

           (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

           (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

           (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

           (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

           (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

           (k) Amended Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan became effective on the Effective Date. The Amended Plan became effective as of March 12, 2003, subject to subsequent approval within 12 months by the shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Amended Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Amended Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Amended Plan.

[USE ONLY FOR CLASS A COMMON STOCK]

CLAIRE’S STORES, INC.

ANNUAL MEETING OF SHAREHOLDERS — JUNE 24, 2003

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned, a shareholder of CLAIRE’S STORES, INC. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Ms. Marla L. Schaefer and Ms. E. Bonnie Schaefer, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at The St. Regis Fontainebleau Room, Two East 55th Street, at Fifth Avenue, New York, New York, on June 24, 2003 at 9:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Class A Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 30, 2003, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1.	Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

☐ FOR the nominees listed below:		☐ WITHHOLD AUTHORITY to vote for the nominees listed below:
Rowland Schaefer Marla L. Schaefer E. Bonnie Schaefer	Ira D. Kaplan Carl M. Youngman	Bruce G. Miller Steven H. Tishman Todd D. Jick Ann Spector Lieff

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2. To amend and restate the Company’s 1996 Stock Option Plan.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

3. To vote on the shareholder proposal regarding the Company’s business operations in Northern Ireland.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

4.	In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

    THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1 AND 2 AND “AGAINST” ITEM 3.

Dated:	, 2003

Signature

Signature if held jointly

NOTE: Your signature should appear as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors requests that you fill in, sign, date and return the proxy card promptly using the enclosed envelope.

[USE ONLY FOR COMMON STOCK]

CLAIRE’S STORES, INC.

ANNUAL MEETING OF SHAREHOLDERS — JUNE 24, 2003

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned, a shareholder of CLAIRE’S STORES, INC. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Ms. Marla L. Schaefer and Ms. E. Bonnie Schaefer, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at The St. Regis Fontainebleau Room, Two East 55th Street, at Fifth Avenue, New York, New York, on June 24, 2003 at 9:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Class A Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 30, 2003, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1.	Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

☐	FOR the nominees listed below:		☐	WITHHOLD AUTHORITY to vote for the nominees listed below:
	Rowland Schaefer	Ira D. Kaplan		Bruce G. Miller	Steven H. Tishman
	Marla L. Schaefer	Carl M. Youngman		Todd D. Jick	Ann Spector Lieff
E. Bonnie Schaefer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2. To amend and restate the Company’s 1996 Stock Option Plan.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

3. To vote on the shareholder proposal regarding the Company’s business operations in Northern Ireland.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

4.	In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

    THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1 AND 2 AND “AGAINST” ITEM 3.

Dated:	, 2003

Signature

Signature if held jointly

NOTE: Your signature should appear as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors requests that you fill in, sign, date and return the proxy card promptly using the enclosed envelope.